UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 14, 2011

CIFC DEERFIELD CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32551	20-2008622
(Commission File Number)	(IRS Employer Identification No.)

250 Park Avenue, 5th Floor New York, NY	10177
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 624-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e)           Retention Agreements

On April 14, 2011, Deerfield Capital Management LLC (“DCM”), a wholly-owned subsidiary of CIFC Deerfield Corp. (formerly known as Deerfield Capital Corp.) (the “Company”), entered into letter agreements (the “Retention Agreements”) with Robert A. Contreras and Dan M. Hattori, providing certain assurances with respect to compensation for their continued service as employees of DCM.

Mr. Contreras’ Retention Agreement provides that his 2011 annual salary will be no less than $300,000.  This Retention Agreement also provides that DCM will pay Mr. Contreras guaranteed 2011 cash bonuses of no less than $216,000 and $109,000 (collectively, the “Contreras Bonus”), provided that he remains employed by DCM on August 31, 2011 and December 31, 2011, respectively, and subject to certain other conditions.  If Mr. Contreras’ employment with DCM is terminated without “cause” prior to the payment of the Contreras Bonus, Mr. Contreras will receive the Contreras Bonus (pursuant to the payment schedule described in the agreement) and his base salary through December 31, 2011 under the Retention Agreement within ten days of his termination.  Mr. Contreras’ Retention Agreement also provides that it supersedes the previous employment agreement between Mr. Contreras and DCM, and as of the effective date of the Retention Agreement, such employment agreement was terminated, except for certain confidentiality and non-compete and provisions.

Mr. Hattori’s Retention Agreement provides that his 2011 annual salary will be no less than $375,000.  This Retention Agreement also provides that DCM will pay Mr. Hattori a guaranteed 2011 cash bonus of no less than $333,000 (the “Hattori Bonus”), provided that he remains employed by DCM on the payment dates for such bonus and subject to certain other conditions.  If Mr. Hattori’s employment with DCM is terminated without “cause” prior to the payment of the Hattori Bonus, Mr. Hattori will receive the Hattori Bonus and his base salary through December 31, 2011 under the Retention Agreement within ten days of his termination.

The foregoing summaries of the Retention Agreements are not complete and are qualified in their entirety by reference to the Retention Agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

10.1	Retention Agreement, dated as of April 14, 2011, by and between DCM and Robert A. Contreras

10.2	Retention Agreement, dated as of April 14, 2011, by and between DCM and Dan M. Hattori

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC DEERFIELD CORP.

Date: April 20, 2011	By:	/s/ Robert A. Contreras
		Name:	Robert A. Contreras
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit

The following Exhibits are filed with this Current Report on Form 8-K:

10.1	Retention Agreement, dated as of April 14, 2011, by and between DCM and Robert A. Contreras

10.2	Retention Agreement, dated as of April 14, 2011, by and between DCM and Dan M. Hattori